UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

EQRX, INC.

(Exact name of registrant as specified in its charter)

(EQRx, LLC, AS SUCCESSOR TO EQRx, INC.)

(Exact name of registrant as specified in its charter)

DELAWARE	001-40312	86-1691173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Hampshire Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-315-2255

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EQRX	The Nasdaq Global Market
Warrants to purchase one share of common stock at an exercise price of $11.50	EQRXW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 9, 2023, Revolution Medicines, Inc., a Delaware corporation (“Revolution Medicines”), completed the previously announced acquisition of EQRx, Inc., a Delaware corporation (“EQRx”), pursuant to the Agreement and Plan of Merger, dated as of July 31, 2023 (the “Merger Agreement”), by and among Revolution Medicines, Equinox Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Revolution Medicines (“Merger Sub I”), Equinox Merger Sub II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Revolution Medicines (“Merger Sub II”), and EQRx. Pursuant to the Merger Agreement, Merger Sub I merged with and into EQRx, with EQRx surviving as a wholly owned subsidiary of Revolution Medicines (the “First Merger”), and following the First Merger, EQRx merged with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of Revolution Medicines with the name “EQRx, LLC” (the “Surviving Company”) (the “Second Merger,” and together with the First Merger, the “Mergers”).

The Merger Agreement and the transactions contemplated thereby, including the Mergers, were previously described in the Registration Statement on Form S-4 (Registration No. 333-274499) filed by Revolution Medicines with the Securities and Exchange Commission (the “SEC”) on September 13, 2023 (as amended, the “Registration Statement”) and the definitive joint proxy statement/prospectus of EQRx, dated as of and filed with the SEC on September 29, 2023 (as supplemented, the “Joint Proxy Statement/Prospectus”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of EQRx (“EQRx Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares held by EQRx in treasury or owned by Revolution Medicines, Merger Sub I, Merger Sub II or any wholly owned subsidiary of EQRx or Revolution Medicines) was converted into the right to receive 0.1112 of a validly issued, fully paid and non-assessable share (the “Exchange Ratio”) of common stock, par value $0.0001 per share, of Revolution Medicines (“Revolution Medicines Common Stock,” and such shares, the “EQRx Common Stock Merger Consideration”). No fractional shares of Revolution Medicines Common Stock are issuable in connection with the Mergers. Any EQRx stockholders who would otherwise have been entitled to receive a fraction of a share of Revolution Medicines Common Stock (after aggregating all fractional shares of Revolution Medicines Common Stock issuable to such holder) will, in lieu of such fraction of a share and upon surrender of such holder’s EQRx Common Stock, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by $21.18, which is the closing price of a share of Revolution Medicines Common Stock on the Nasdaq Global Select Market on November 8, 2023, the last business day prior to the date on which the First Merger became effective.

Also at the Effective Time:

•

the vesting of options to acquire shares of EQRx Common Stock (“EQRx Options”) outstanding immediately prior to the Effective Time was accelerated in full, and each EQRx Option with an exercise price that was less than $2.16 per share of EQRx Common Stock (an “In-the-Money EQRx Option”) was cancelled and converted into shares of Revolution Medicines Common Stock based on the Exchange Ratio after taking into account the exercise price; all EQRx Options that did not constitute In-the-Money EQRx Options were terminated at the Effective Time for no consideration;

•

awards of EQRx restricted stock units covering EQRx Common Stock outstanding immediately prior to the Effective Time, whether or not vested, were cancelled and converted into shares of Revolution Medicines Common Stock based on the Exchange Ratio; and

•

the vesting of each share of restricted EQRx Common Stock was accelerated in full immediately prior to the Effective Time, and each share of restricted EQRx Common Stock was treated the same as all other shares of EQRx Common Stock under the Merger Agreement.

Also at the Effective Time, all outstanding and unexercised warrants to purchase shares of EQRx Common Stock (“EQRx Warrants”) were, in accordance with their terms, assumed by Revolution Medicines and ceased to represent a warrant exercisable for EQRx Common Stock and became a warrant exercisable for the EQRx Common Stock Merger Consideration that the holder would have received if such EQRx Warrant were exercised immediately prior to the Effective Time.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about EQRx or Revolution Medicines or to modify or supplement any factual disclosures about EQRx or Revolution Medicines in their public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of EQRx and Revolution Medicines made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by EQRx and Revolution Medicines in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, and may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to EQRx’s or Revolution Medicines’ SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and should not be relied upon as establishing factual matters.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2023, in connection with the consummation of the Mergers, EQRx notified the NASDAQ Global Market (“Nasdaq”) of the consummation of the Mergers and requested that Nasdaq cease trading of EQRx Common Stock and EQRx Warrants on Nasdaq and suspend the listing of EQRx Common Stock and EQRx Warrants, which is expected to be effective before markets open on November 9, 2023, and file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist EQRx Common Stock and EQRx Warrants from Nasdaq and deregister EQRx Common Stock and EQRx Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended. EQRx also intends to file with the SEC a Form 15 with respect to EQRx Common Stock and EQRx Warrants requesting that EQRx Common Stock and EQRx Warrants be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

As a result of the Mergers, at the Effective Time, a change in control of EQRx occurred, and EQRx ceased to exist as a separate corporate entity with the Surviving Company continuing as a wholly owned subsidiary of Revolution Medicines.

The information set forth in Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, (i) Alexis Borisy, Amy Abernethy, M.D., Ph.D., Paul Berns, Jorge Conde, Kathryn Giusti, Sandra J. Horning, M.D., Clive Meanwell, M.B., Ch.B., M.D, Samuel Merksamer, Melanie Nallicheri, and Krishna Yeshwant, M.D. resigned from the board of directors of EQRx and any committees thereof and (ii) each of the named executive officers of EQRx ceased to be officers of EQRx and its subsidiaries.

The directors of Merger Sub I following the Effective Time became the directors of EQRx. As a result of the Second Merger, the managing member of the Surviving Company is Revolution Medicines which was the managing member of Merger Sub II as of immediately prior to such time as the Second Merger became effective (the “Second Effective Time”). As a result of the First Merger, the officers of Merger Sub I became the officers of EQRx. As a result of the Second Merger, the officers of the Surviving Company are Jack Anders and Jeff Cislini, the individuals who were officers of Merger Sub II as of immediately prior to the Second Effective Time.

In connection with the Mergers, EQRx entered into Tax Gross-Up Payment Agreements with Dina Ciarimboli and certain non-executive EQRx employees, pursuant to which such individuals are entitled to receive a tax gross-up payment in the event that any compensation, payment, award, benefit or distribution (or any acceleration of any compensation, payment, award, benefit or distribution) paid or payable or distributed or distributable to such individual in connection with the Mergers becomes subject to the excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. The tax gross-up payments would generally be paid to the relevant taxing authorities to place each such individual in the same after-tax position as if such excise tax did not apply to such individual. The form of Tax Gross-Up Payment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8- K and is incorporated herein by reference.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Second Merger, the Certificate of Formation and Limited Liability Company Agreement of Merger Sub II were amended and restated in their entirety to be in the form of the certificate of formation and limited liability company agreement, respectively, of the Surviving Company. Copies of the amended and restated certificate of formation and limited liability company agreement are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 8, 2023, EQRx held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, EQRx’s stockholders voted to approve EQRx’s pending merger with Revolution Medicines, which is described in more detail in the definitive proxy statement filed by EQRx with the SEC on September 29, 2023.

EQRx’s stockholders were entitled to one vote for each share of common stock, $0.0001 par value per share (each, a “Share”), held as of the close of business on September 26, 2023 (the “Record Date”). At the close of business on the Record Date, there were 537,575,811 Shares entitled to vote at the Special Meeting. Present at the Special Meeting or by proxy were holders of 378,071,454 Shares, representing 70.32% of the outstanding Shares eligible to vote at the Special Meeting, and constituting a quorum. The final results with respect to each proposal voted on at the Special Meeting are set forth below.

The Merger Agreement Proposal

To adopt the Merger Agreement, by and among EQRx, Revolution Medicines, Merger Sub I and Merger Sub II (the “Merger Agreement Proposal”).

The following votes were cast at the Special Meeting (in person or by proxy), and the Merger Agreement Proposal was approved by the requisite vote of EQRx’s stockholders:

Votes For	Votes Against	Abstentions
377,726,585	29,217	315,652

The Compensation Proposal

To approve, on a non-binding, advisory basis, the compensation that will or may be payable to EQRx’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

The following votes were cast at the Special Meeting (in person or by proxy), and the Compensation Proposal was approved by the requisite vote of EQRx’s stockholders:

Votes For	Votes Against	Abstentions
270,107,964	105,629,417	2,334,073

The Adjournment Proposal

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal was not voted upon at the Special Meeting since there were sufficient votes to approve the Merger Agreement Proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated July 31, 2023, by and among Revolution Medicines, Inc., EQRx, Inc., Equinox Merger Sub I, Inc. and Equinox Merger Sub II LLC (incorporated herein by reference to Exhibit 2.1 to EQRx, Inc.’s Current Report on Form 8-K filed with the SEC on August 1, 2023).

3.1	Amended and Restated Certificate of Formation of the Surviving Company.

3.2	Amended and Restated Limited Liability Company Agreement of the Surviving Company.

10.1	Form Tax Gross-Up Payment Agreement

10.4	Cover Page Interactive Data File (formatted as Inline XBRL)

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023	EQRX, LLC
(as successor by merger to EQRx, Inc.)

	By:	/s/ Jack Anders
	Name:	Jack Anders
	Title:	Chief Financial Officer